UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2025

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
2.950% Euro Notes due 2031	APD31	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange
3.450% Euro Notes due 2037	APD37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 9, 2025, Air Products and Chemicals, Inc. (the “Company”) entered into an Underwriting Agreement (the “U.S. Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, relating to the issuance and sale by the Company of (i) $600,000,000 aggregate principal amount of its 4.300% Senior Notes due 2028 (the “2028 Notes”) and (ii) $500,000,000 aggregate principal amount of its 4.900% Senior Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes, the “U.S. Notes”). The offer and sale of the U.S. Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-275663), which was filed with the United States Securities and Exchange Commission on November 20, 2023 (the “Registration Statement”). The offer and sale of the U.S. Notes closed on June 11, 2025.

In addition, on June 10, 2025, the Company entered into an Underwriting Agreement (the “Eurobond Underwriting Agreement” and, together with the U.S. Underwriting Agreement, the “Underwriting Agreements”) with Barclays Bank PLC, Crédit Agricole Corporate & Investment Bank, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc and Standard Chartered Bank relating to the issuance and sale by the Company of €500,000,000 aggregate principal amount of its 3.250% Notes due 2032 (the “Eurobonds” and, together with the U.S. Notes, the “Notes”). The offer and sale of the Eurobonds was registered under the Securities Act pursuant to the Registration Statement. The offer and sale of the Eurobonds is expected to close on or about June 16, 2025, subject to the satisfaction of customary closing conditions. The Company is applying to list the Eurobonds on the New York Stock Exchange.

The U.S. Notes were issued, and the Eurobonds will be issued, pursuant to an Indenture, dated April 30, 2020 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and an officer’s certificate (which include the applicable forms of the U.S. Notes or the Eurobonds as exhibits) setting forth the terms of the Notes. The Company may, at its election and upon the terms set forth in the Notes, redeem the Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Notes. The Company may also, at its election, redeem the Eurobonds in whole, but not in part, upon the occurrence of certain tax events at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the date fixed for redemption. The Indenture, the officer’s certificate with respect to the U.S. Notes and the officer’s certificate with respect to the Eurobonds are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company received net proceeds, after deduction of the underwriters’ discount and estimated offering expenses, of approximately $1,093 million from the sale of the U.S. Notes and expects to receive net proceeds of approximately €495 million from the sale of the Eurobonds. The Company expects to use the net proceeds from the offerings for general corporate purposes and to repay a portion of its outstanding commercial paper obligations.

The Underwriting Agreements with respect to the sale of the U.S. Notes and the Eurobonds are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K. Each of the Underwriting Agreements contains representations, warranties and covenants that were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreements are not intended to provide any other factual information about the Company.

The opinions of Covington & Burling LLP, counsel to the Company, relating to the U.S. Notes and the Eurobonds are filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2025, among Air Products and Chemicals, Inc. and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

1.2	Underwriting Agreement, dated June 10, 2025, among Air Products and Chemicals, Inc., Barclays Bank PLC, Crédit Agricole Corporate & Investment Bank, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc and Standard Chartered Bank.

4.1	Indenture, dated as of April 30, 2020, between Air Products and Chemicals, Inc. and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (No. 001-04534), filed on April 30, 2020).

4.2	Form of Officer’s Certificate setting forth the terms and forms of the U.S. Notes.

4.3	Form of Officer’s Certificate setting forth the terms and forms of the Eurobonds.

4.4	Form of 4.300% Senior Notes due 2028 (included in Exhibit 4.2).

4.5	Form of 4.900% Senior Notes due 2032 (included in Exhibit 4.2).

4.6	Form of 3.250% Senior Notes due 2032 (included in Exhibit 4.3).

5.1	Opinion of Covington & Burling LLP with respect to the U.S. Notes.

5.2	Opinion of Covington & Burling LLP with respect to the Eurobonds.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: June 11, 2025	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

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